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                                  EXHIBIT 16.1






                                                                  August 8, 2000





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read and agree with the comments in Item 4, Paragraphs 1 and 3 of Form 8-K of Verex Laboratories, Inc. dated June 23, 2000 ("Form 8-K").



                                     /s/ Ehrhardt, Keefe, Steiner & Hottman PC
                                      Ehrhardt Keefe Steiner & Hottman PC